                           DELAWARE GROUP INCOME FUNDS

                            Delaware Delchester Fund
                     Delaware High-Yield Opportunities Fund

                 (each, a "Fund" and collectively, the "Funds")

                      Supplement to the Funds' Prospectuses
                             dated November 28, 2006

On August 16,  2007,  the Board of  Trustees  of  Delaware  Group  Income  Funds
unanimously  voted to approve  changes to the Funds'  investment  strategies and policies to permit investments  without restriction in loan  participations.  In addition, Kevin P. Loome has been added as a member of the team that has primary responsibility for making investment decisions for the Funds.

All new or revised  investment  authority is effective 60 days after the date of this Supplement.

The following  replaces the portion of the table related to Loan  participations in the section  entitled "How we manage the Funds - The  securities we typically invest in."

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Loan participations: An interest in a     Each Fund may invest without
loan or other direct indebtedness,        restriction in loan
such as an assignment, that entitles      participations that meet the
the acquiring of such interest to         credit standards established by
payments of interest, principal,          the portfolio managers.  The
and/or other amounts due under the        portfolio managers perform
structure of the loan or other direct     their own independent credit
indebtedness. In addition to being        analysis on each borrower and
structured as secured or unsecured        on the collateral securing each
loans, such investments could be          loan. The portfolio managers
structured as novations or assignments    consider the nature of the
or represent trade or other claims        industry in which the borrower
owed by a company to a supplier.          operates, the nature of the
                                          borrower's assets, and the
                                          general quality and
                                          creditworthiness of the
                                          borrower. Each Fund may invest
                                          in loan participations in order
                                          to enhance total return, to
                                          affect diversification, or to
                                          earn additional income. Each
                                          Fund will not use loan
                                          participations for reasons
                                          inconsistent with its
                                          investment objective.
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The  following  replaces  the  portion  of the table  related to Loans and other direct indebtedness in the section entitled "How we manage the Funds - The risks of investing in the Funds."

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Loans and other direct indebtedness      These risks may not be
risk involves the risk that a fund       completely eliminated, but we
will not receive payment of principal,   will attempt to reduce these
interest, and other amounts due in       risks through portfolio
connection with these investments and    diversification, credit
will depend primarily on the financial   analysis, and attention to
condition of the borrower. Loans that    trends in the economy,
are fully secured offer a fund more      industries, and financial
protection than an unsecured loan in     markets. Should we determine
the event of non-payment of scheduled    that any of these securities are
interest or principal, although there    illiquid, these would be subject
is no assurance that the liquidation     to each Fund's restrictions on
of collateral from a secured loan        illiquid securities.
would satisfy the corporate borrower's
obligation, or that the collateral can
be liquidated. Some loans or claims
may be in default at the time of
purchase. Certain of the loans and the
other direct indebtedness acquired by
a fund may involve revolving credit
facilities or other standby financing
commitments which obligate a fund to
pay additional cash on a certain date
or on demand. These commitments may
require a fund to increase its
investment in a company at a time when
that fund might not otherwise decide
to do so (including at a time when the
company's financial condition makes it
unlikely that such amounts will be
repaid). To the extent that a fund is
committed to advance additional funds,
it will at all times hold and maintain
in a segregated account cash or other
high-grade debt obligations in an
amount sufficient to meet such
commitments.

As a fund may be required to rely upon
another lending institution to collect
and pass onto a fund amounts payable
with respect to the loan and to
enforce a fund's rights under the loan
and other direct indebtedness, an
insolvency, bankruptcy, or
reorganization of the lending
institution may delay or prevent a
fund from receiving such amounts. The
highly leveraged nature of many such
loans and other direct indebtedness
may make such loans and other direct
indebtedness especially vulnerable to
adverse changes in economic or market
conditions. Investments in such loans
and other direct indebtedness may
involve additional risk to a fund.

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The  following  paragraphs  are added to the section  entitled  "Who manages the
Funds - Portfolio manager."

Thomas  H.  Chow and Kevin P.  Loome  have  primary  responsibility  for  making day-to-day  investment  decisions for the Funds.  When making  decisions for the
Funds, Messrs. Chow and Loome regularly consult with Chuck M. Devereux.

Kevin P. Loome, CFA, Senior Vice President,  Senior Portfolio  Manager,  Head of
High Yield Investments
Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction  and  strategic  asset  allocation  of all high yield fixed  income assets. Prior to joining Delaware Investments in August 2007, Mr. Loome spent 11 years at T.  Rowe  Price,  starting  as an  analyst  and  leaving  the firm as a portfolio  manager.  He began his career  with  Morgan  Stanley  as a  corporate finance  analyst in the New York and London  offices.  Mr.  Loome  received  his bachelor's  degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

                Please keep this Supplement for future reference.

This Supplement is dated August 24, 2007.